EMPLOYMENT AGREEMENT

                  THIS AGREEMENT is made and shall be effective as of the 1st day of April, 1997, by and between BIOXIDE CORPORATION, a Nevada corporation (the "Company"), and FRANK A. ELDREDGE, an individual (the "Executive"). The Company and the Executive are referred to herein individually as a "Party," and collectively as the "Parties."

                                    RECITALS:

                  A. The Company is in the business of developing, manufacturing and selling various medical products and devices and maintains its principal office in Bountiful, Utah.

                  B. The Company wishes to engage the Executive to serve as the Director of Research and Development of the Company, and the Executive wishes to accept employment in such capacity, upon the terms and conditions set forth in this Agreement.
                                   AGREEMENT:

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the covenants and agreements set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Employment. The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement.

         2. Term. Subject to the provisions of paragraph 7 hereof, the initial term of the Executive's employment under this Agreement will be one (1) year, beginning on the date hereof and ending on the first anniversary of the date hereof (the "Initial Term").

         3. Duties. While this Agreement remains in effect, the Executive will serve as the Company's Director of Research and Development. The Executive shall have such additional duties as may be assigned or delegated to the Executive by the Board of Directors and the President of the Company, from time to time, so long as such additional duties are consistent with and do not detract from his position as the Director of Research and Development. The Executive is and shall remain an employee of Biomune Systems, Inc., a Nevada corporation ("Biomune"), and so will not devote his entire business time, attention, skill and energy to the business of the Company, but he will promote the success of the Company's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Company and its shareholders. Nothing in this paragraph 3 will prevent the Executive from engaging in additional activities in connection with personal investments and community affairs that are not inconsistent with his duties under this Agreement. Employee represents and warrants to the Company that his duties hereunder and this Agreement do not and will not conflict with or violate any term or provision of his employment with Biomune.

         4.       Compensation.

                  (a) The Executive will be paid an annual salary of $42,000 (the "Salary"), which will be payable in equal periodic installments according to the Company's payroll practices, but no less frequently than monthly.

                  (b) In addition to the Salary, the Company may, in its absolute discretion, pay the Executive bonus or incentive compensation, as determined by the Board of Directors.

         5. Facilities and Expenses. The Company will furnish the Executive with office space, equipment, supplies, facilities and personnel sufficient to enable the Executive to appropriately carry out his duties and obligations under this Agreement. The Company will pay on behalf of the Executive (or reimburse the Executive for) all reasonable expenses incurred by the Executive at the request of, or on behalf of, the Company in the performance of the Executive's duties pursuant to this Agreement, including expenses for business related entertainment, travel and similar items. The Company shall reimburse the Executive for all such expenses upon presentation by the Executive of itemized accounts of such expenses, accompanied by such expense reports and receipts as the Company may reasonably require in order to satisfy the requirements of the Internal Revenue Code in regard to the deductibility of such expenses.

         6. Death During Employment. If the Executive dies while this Agreement remains in effect, the Company shall promptly pay to the estate of the Executive all compensation and bonuses (on a pro rata basis) due Executive as of the date of his death. 7. Termination. Prior to its expiration pursuant to paragraph 2 hereof, this Agreement may only be terminated in the manner set forth in this paragraph 7.

                  (a)  This  Agreement   shall   terminate   automatically   and
immediately upon the death of the Executive.

                  (b) The Executive may terminate this Agreement, and his employment with the Company hereunder, at any time upon thirty (30) days prior written notice to the Company.

                  (c) The Company may terminate this Agreement, for cause, at any time upon written notice to the Executive. For purposes of this paragraph 7(c), the phrase "for cause" means:

                           i. The  Executive's  material  breach of any material
provision of this Agreement which remains unremedied thirty (30) days after the Executive receives notice of such breach from the Company;

                           ii. The Executive's material failure to adhere to any
material written policy of the Company if the Executive has been given a reasonable opportunity to comply with such policy or to cure his failure to comply (which reasonable opportunity must, at least, be granted during the ten
(10) day period preceding termination of this Agreement);

                           iii.  The  misappropriation  of any of the  Company's
funds or property; or iv. The final conviction of the Executive of a felony or crime of moral turpitude which is related to the business of the Company and which (in the good faith judgment of the board of directors) is injurious to the business of the Company as determined in good faith by the board of directors of the Company.

                  (d)  The  Company  and  the  Executive   may  terminate   this
Agreement, by mutual agreement in writing, subject to any terms and conditions specified in such Agreement.

         8.       Effect of Termination.

                  (a) Upon the termination of this Agreement , the Company shall pay to the Executive, in cash and upon the effective date of such termination, that portion of the Executive Salary which has accrued and remains unpaid up to and including the date upon which such termination becomes effective.

                  (b) The obligations set forth in paragraphs 9, 10, 12 and 13 hereof shall survive the expiration or termination of this Agreement.

         9.       Confidentiality.

                  (a) Executive agrees that, both during the term of this Agreement and thereafter, Executive shall not use, disclose or permit any person to obtain any "Confidential Information" (as defined in paragraph 9(b) hereof) of the Company (whether or not the Confidential Information is in written or tangible form), except as specifically authorized in writing by the Company or as may be necessary, in the Executive's good faith judgment, to perform his duties hereunder on behalf of the Company.

                  (b) The term "Confidential Information" shall mean any data, documents or other information that is material to the Company and not generally known by the public. Confidential Information shall include, without limitation, any trade secrets, know-how, technical information, design, process, procedure, product specifications formula, algorithm, improvement or computer program source code. The term shall also include the sales records, profit and performance reports, pricing procedures and financing methods of the Company; the customer lists, special demands of particular customers, and current and anticipated requirements of customers generally for products of the Company; the sources of supply for integrated components and materials used for production, assembly and packaging by the Company and the quality, prices and usage of those components and materials; and the business and marketing plans and internal financial statements and projections of the Company.

                  (c) Executive covenants and agrees that he will, upon termination of this Agreement or, if later, upon termination of his employment with the Company, deliver to the Company any and all Confidential Information in his possession or under his control, regardless of the physical form of such Confidential Information, and he shall not retain memoranda or copies of any such Confidential Information.

                  (d) Executive will not use for or disclose to the Company any proprietary information or trade secrets of any of his former employers in violation of any obligation he may have to such former employers in regard to confidentiality or non-use.

                  (e) None of the obligations and restrictions set forth in this paragraph 9 shall apply to any part of the Confidential Information that the Executive can demonstrate was or became generally available to the public other than as a result of a disclosure by the Executive.

         10. Competition. The Executive (i) at any time during the term hereof or (ii) at any time during the 2 year period following the termination of this Agreement, shall not in any manner, directly or indirectly engage in a business which is competitive with the business in which the Company was actually engaged (or which was demonstrably the subject of the Company's research or development plans) on the effective date of the termination of the Executive's employment. Executive acknowledges that in the event his employment with the Company terminates for any reason, he will be able to earn a livelihood without violating the foregoing restrictions and that his ability to earn a livelihood without violating such restrictions is a material condition to his employment with the Company. The Company and Executive agree that the covenant not to compete contained in this paragraph 10 is fair and reasonable in light of all the facts and circumstances of the relationship between Executive and the Company. The Parties further agree that in the event a court should decline to enforce any provision of this paragraph 10, it shall be deemed to be modified to restrict Executive's competition with the Company to the maximum extent, in both time and geography, which the court shall find enforceable; however, in no event shall such modified provisions be deemed to be more restrictive to Executive than those contained herein.

         11. Default. Neither party to this Agreement shall be in breach of, and no act or failure to act shall constitute a default under, any provision of this Agreement until notice is given and the cure period lapses as described in this paragraph 11. Upon an alleged default or breach of any provision of this Agreement, the non-defaulting party shall give the defaulting party written notice specifying in reasonable detail the alleged default or breach. The defaulting party shall have thirty (30) days from receipt of such notice of default to cure the alleged default. If the nature of the alleged default or breach is such that it is incapable of being cured within such thirty (30) days, then the defaulting party shall be deemed to have cured such breach or default if, within such thirty (30) days, the defaulting party begins to cure such default or breach and, thereafter, diligently continues to take such actions as are reasonably necessary to cure such breach or default until the same is cured.

         12. Injunctive Relief. Upon a breach or threatened breach by Executive of any of the provisions of paragraph 9 or 10 of this Agreement, the Company shall be entitled to an injunction restraining Executive from such breach.
Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach, including recovery of damages from Executive.

         13. Arbitration. All controversies and claims of any nature arising directly or indirectly out of this Agreement or the employment relationship between the Parties shall be submitted to binding arbitration under the Commercial Rules of the American Arbitration Association. The arbitration shall occur in Salt Lake City, Utah before three arbitrators chosen in accordance with such rules. The decision of the arbitrators shall be final, binding and nonappealable, and judgment upon an award rendered in the arbitration proceeding may be entered in any court having jurisdiction. The prevailing Party shall be entitled to recover from the other Party his or its reasonable attorneys' fees and costs if the arbitrators so determine.

         14. Notices. Any notice which is required or permitted to be given to a Party to this Agreement shall be deemed to have been given only if such notice is reduced to writing and delivered personally, or by United States mail with postage prepaid and return receipt requested, or by telecopier (fax) transmission, or by overnight courier to the appropriate party as set forth below:

              The Company:       Bioxide Corporation
                                 Attn:  Rebekah Summerhays, Secretary
                                 300 North 200 West, #101
                                 Bountiful, UT  84010


              The Executive:    Frank A. Eldredge
                                538 Villager Lane
                                Midvale, UT  84047


Either Party may change his or its address by giving notice of such change in the manner set forth herein. Any notice given to a Party by mail or by overnight courier shall be deemed delivered two days following the date upon which it is deposited in the United States mail, with postage prepaid and return receipt requested, or delivered to the courier, as the case may be, addressed to the Party in question as set forth herein. Any notice given to a party by FAX shall be deemed effective on the date it is actually transmitted to the Party in question at the FAX number specified herein, by confirmed transmission.

         15. Assignment. This Agreement may not be assigned by either Party hereto without the express written consent of the other Party.

         16.  Binding  Effect.  This  Agreement  shall be binding upon and shall
inure  to  the  benefit  of  the  Parties  hereto,   their   respective   heirs,
beneficiaries, successors and permitted assigns.

         17. Entire Agreement. This Agreement supersedes any prior understandings or agreements, whether written or oral, between the Parties in regard to the subject matter hereof, and contains the entire agreement between the Parties in regard to the subject matter hereof. This Agreement may not be changed or modified orally, but only by an agreement, in writing, signed by both of the Parties.

         18. Savings Clause. Should any part or provision of this Agreement be rendered or declared invalid by reason of any state or federal law, or by decree of a court of competent jurisdiction, the invalidation of such part or provision of this Agreement shall not invalidate the remaining parts or provisions hereof, and such remaining parts and provisions of this Agreement shall remain in full force and effect.

         19. Waiver. Neither the failure nor delay on the part of any Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or of any other right or privilege.

         20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice of law rules thereof.

         21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be a binding agreement, but all of which together shall constitute but one document.

         IN WITNESS WHEREOF, the Parties have executed this Employment Agreement as of the date first herein written.

                                  THE COMPANY:

                                  BIOXIDE CORPORATION


                                  By: /s/ Dale G. Karren
                                  Its: President



                                  THE EXECUTIVE:

                                   /s/ Frank A. Eldredge

                                  FRANK A. ELDREDGE